SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 1995


                            ZONIC CORPORATION
          (Exact name of registrant as specified in its charter)


Ohio                          0-12283                31-0791199
(State or other             (Commission             (IRS Employer
jurisdiction of             File Number)           Identification
incorporation)                                      No.)

Park 50 TechneCenter, 50 West TechneCenter Drive, Milford, Ohio  45150-9777
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (513) 248-1911

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                                 - 2 -

Item 2.  Acquisition or Disposition of Assets

On June 30, 1995, Zonic Corporation ("Zonic") sold its 40% ownership interest in its World Class Analyzer product line (the "WCA Product") to A&D Company, Ltd. ("A&D"), the owner of the remaining 60% ownership interest in the WCA Product, pursuant to a WCA Rights Sale Agreement (Exhibit 2.1).

The WCA Product is a noise and vibration analysis system which was jointly developed by Zonic and A&D and is integrated with an Apple Macintosh computer. The WCA Product can be configured to acquire 2 to 32 channels of data, has a broad range of analysis capabilities, and a full color graphic user interface. Zonic's ownership interest in the WCA Product sold to A&D included its ownership for the intellectual property, know-how, drawings, source and machine executable software, manufacturing drawings, manufacturing fixtures, manufacturing procedures, marketing and distribution rights, and all patents or trademarks either issued or pending for the WCA Product.

Zonic sold its 40% ownership interest in the WCA Product for the purchase price of $2,397,275. $2,000,000 of the purchase price was used by Zonic to repay a portion of its existing indebtedness to A&D pursuant to an Amendment to Credit Agreement (Exhibit 2.2). The remaining $397,275 constituted accrued but unpaid interest on loans made by A&D to Zonic as of June 30, 1995 which was forgiven by A&D. The purchase price was determined through arms length negotiation and based upon the following factors: (1) an analysis of estimated WCA Product sales over a five year period; (2) a calculation of Zonic's 40% interest in the estimated WCA Product sales; (3) future interest expense reduction resulting from the interest forgiveness and reduced debt outstanding; and (4) the amount of the debt reduction.

A&D is a Japanese instrument manufacturing company which has had a significant relationship with Zonic since 1988 and currently owns a 28% ownership interest in the Company. In addition, A&D has a stock option to purchase 1,000,000 shares of Zonic's common stock at a purchase price of $2.00 per share, which is not currently exercisable. Mr. Shoichi Sekine, a director and officer of A&D, is also a director and the Executive Vice President of Zonic.

In conjunction with the sale of Zonic's 40% ownership interest in the WCA Product, the credit limit under the Credit Agreement between Zonic and A&D was reduced from $6,000,000 to $4,000,000. Borrowing by Zonic under the Credit Agreement currently consists of $3,500,000 in bank loans guaranteed by A&D and $480,000 in loans by A&D, which loans will continue to accrue interest after June 30, 1995. In addition, the Control Agreement between the parties which granted A&D the right to purchase a sufficient number of shares of Zonic's common stock to give A&D a majority of Zonic's common stock in the event certain events occur, was terminated.

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                                 - 3 -


Zonic and A&D also entered into an Amendment to Distribution Agreement (Exhibit 2.3) which added the WCA Product to the existing Distribution Agreement between the parties. Zonic and A&D further agreed to customize certain operational features of the WCA Product software and provide Zonic with technical information and advice (Exhibit 2.4). A&D also granted Zonic the right to configure, assemble, test and support WCA systems for sale to end users or agents, as well as an unlimited license to manufacture all printed circuit boards, assemblies and other items which are specific to the construction of WCA Portable systems (Exhibit 2.5).

The above summary does not purport to be complete and is subject to and qualified in its entirety by reference to the WCA Rights Sale Agreement and related agreements.

Item 7.	Financial Statements and Exhibits.

     (a)	Financial statements of businesses acquired.

         NOT APPLICABLE.

     (b)	Pro forma financial information.

         NOT APPLICABLE.

     (c)	Exhibits.

         2.1 	WCA Rights Sale Agreement, dated June 30, 1995,
              between Zonic Corporation and A&D Company, Ltd.

         2.2 	Amendment to Credit Agreement, dated June 30, 1995,
              between Zonic Corporation and A&D Company, Ltd.

         2.3 Amendment to Distribution Agreement, dated June 30, 1995 between Zonic Corporation and A&D Company, Ltd.

         2.4 	WCA Software Source Agreement, dated June 30, 1995,
              between Zonic Corporation and A&D Company, Ltd.

         2.5	 WCA Manufacturing Agreement, dated June 30, 1995,
              between Zonic Corporation and A&D Company, Ltd.

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           						ZONIC CORPORATION

Date:  August 21, 1995           By: JAMES B. WEBB
                                     James B. Webb,
                                     Senior Vice President

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                                - 5 -

                                                      EXHIBIT 2.1


                        WCA RIGHTS SALE AGREEMENT

This Agreement is made and entered into as of this 30th day of June, 1995 by and between A&D Company, Ltd., a Japanese Corporation, having its principal place of business at 3-23-14 Higashi-Ikebukuro, Toshima-ku, Tokyo 170, Japan ("A&D") and Zonic Corporation, an Ohio Corporation having its principal place of business at 50 West TechneCenter Drive, Milford, Ohio, 45150 U.S.A. ("Zonic").

WHEREAS, A&D and Zonic entered into four (4) certain Development Agreements dated June 1, 1989, May 23, 1990, May 23, 1990 and June 19, 1990
(collectively the "Development Agreements" which resulted in a product known as the World Class Analyzer (the "WCA Product"); and

WHEREAS, the Development Agreements provide for the ownership rights of the WCA Product to be shared by A&D and Zonic in the ratio of 60% to A&D
("A&D Share") and 40% to Zonic ("Zonic Share"). "Ownership" as used in this Agreement means the ownership for the intellectual property, know-how, drawings, source and machine executable software, manufacturing drawings, manufacturing fixtures, manufacturing procedures, marketing and distribution rights, and any patents or trademarks either issued or pending for the WCA Product developed under the Development Agreements; and

WHEREAS, A&D has expressed a willingness to purchase Zonic Share and Zonic has expressed a willingness to sell to A&D Zonic Share;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. 	A&D agrees to pay to Zonic an amount of $2,000,000 (equal to Japanese
Yen 195,000,000) for Zonic Share on June 30, 1995 (the "Closing Date").

2. 	Zonic hereby agrees to sell, assign and transfer Zonic Share on the
Closing Date to A&D.

3. Zonic and A&D hereby agree to waive any and all rights and release any and all claims to any profits due to each other for any past WCA product sales which have been accrued prior to the Closing Date.

4.	 Zonic hereby agrees to execute and deliver any necessary instrument, agreement, contract or document as A&D may request in connection with the transfer of Zonic Share to A&D and the filing or recording of its ownership of Zonic Share with appropriate governmental offices.

5. 	Zonic hereby represents and warrants that:

 (i) 	It has owned Zonic Share free from any liens, encumbrances or security interest and may sell, assign and transfer Zonic Share freely;

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                                  - 6 -


 (ii) the execution, delivery and performance by Zonic of this Agreement is within the corporate powers of Zonic having been duly authorized by all necessary corporate action, and do not violate, contravene or conflict with or result in a breach of any agreement, contract or document to which it is a party or by which it is bound or its properties or assets is affected; and

(iii)	this Agreement when duly executed, delivered will constitute a legal, valid and binding obligation of Zonic, enforceable in accordance with its terms.

6. Zonic may retain copies of or have access to all books and records relating to the WCA Product sales, but shall transfer to A&D all information, plans, specifications, engineering reports, test reports, etc. with respect to the WCA Product developed under the Development Agreements on the Closing Date.

7. 	The parties hereby acknowledge and agree that this Agreement applies only to the WCA Product as developed under the Development Agreements including derivatives thereof and that Zonic retains sole ownership of all other products developed by Zonic including but not limited to the products known as Workstation 7000, Machinery Monitorying System, PC2000 and products arising from Zonic's work under it's SBIR development contract with the US government whether such products were developed prior to, during, or after completion of work under Development Agreements. The parties further agree and acknowledge that this agreement in no way prohibits nor places restrictions on Zonic from using technology, capabilities, and know-how acquired during the course of work on the Development Agreements in Zonic's other products, either existing at the time of this Agreement or developed subsequent to this Agreement.

8. This agreement shall be governed by, and construed in accordance with, the Laws of the State of Ohio, USA.

9. 	The parties hereto hereby agree to terminate the Development Agreements on the Closing Date except that the confidential information non-disclosure clause contained in paragraph 6 of each of the Development Agreements shall remain in full force.

10.	The parties hereto hereby agree any and all disclosure of any information relating to this agreement, including the agreement itself, shall be jointly approved by both Zonic and A&D prior to release of such information.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day first above written.

A&D Company, Ltd.                       Zonic Corporation


by:/s/ Hirakaru Furukawa                by:/s/ Gerald J. Zobrist
Hikaru Furukawa                         Gerald J. Zobrist
President                               President, Chief Executive Officer

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                              - 7 -

                                                        EXHIBIT 2.2

                       AMENDMENT TO CREDIT AGREEMENT
                                BETWEEN
                           ZONIC CORPORATION
                                  AND
                            A&D COMPANY, LTD.

THIS AGREEMENT is made and entered into as of this 30th day of June, 1995 by and between A&D Company, Ltd., a Japanese Corporation located in Tokyo,
Japan, hereinafter referred to as "A&D" and Zonic Corporation, an Ohio Corporation located in Milford, Ohio, USA, hereinafter referred to as "Zonic".

WHEREAS, Zonic and A&D entered into a Credit Agreement (the "Credit Agreement") dated December 7, 1992 which also included a Control Agreement of even date (the "Control Agreement"); and,

WHEREAS, the parties have entered into the WCA Rights Sale Agreement and related Agreements, whereby Zonic sold its 40% WCA ownership rights; and,

WHEREAS, Zonic and A&D now desire to amend said Credit Agreement and terminate the Control Agreement.

NOW, THEREFORE, in consideration of the above premises and mutual covenants hereafter set forth, the parties agree as follows:

1.	 The "aggregate principal amount of all loans" as defined in paragraph 1.1 of the Credit Agreement shall be reduced to $4,000,000.

2. 	Paragraph 4.2 is eliminated from the Credit Agreement in its entirety and all references to the Control Agreement including Paragraphs 8(h) and 10.5.

3.	The Control Agreement is terminated in its entirety and A&D hereby waives any and all of its rights that may have resulted from the Control Agreement, including any rights thereunder to purchase stock in Zonic.

4.	A&D agrees to cancel and surrender the existing Promissory Note for
$6,000,000 included with the Credit Agreement and Zonic agrees to provide a new Promissory Note in the amount of $4,000,000.

5.	Except as set forth herein, the Credit Agreement shall otherwise remain the same.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day first above written.

A&D Company, Ltd.		                   Zonic Corporation

by:/s/ Hikaru Furukawa                by:/s/ Gerald J. Zobrist
Hikaru Furukawa                       Gerald J. Zobrist
President                             President, Chief Executive Officer

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                                - 8 -

                                                       EXHIBIT 2.3


                   AMENDMENT TO DISTRIBUTION AGREEMENT
                                BETWEEN
                           ZONIC CORPORATION
                                  AND
                           A&D COMPANY, LTD.


                         WCA Product Addition

THIS AMENDMENT dated as of June 30, 1995 is made by and between Zonic Corporation ("Zonic") and A&D Company, Ltd. ("A&D").

WHEREAS, Zonic and A&D entered into that certain Product Distribution Agreement dated October 7, 1988 (the "Distribution Agreement"); and:

WHEREAS, A&D wishes to amend the Distribution Agreement by adding certain products to the list of products as set forth in the Distribution Agreement.

NOW, THEREFORE, in consideration of the above premises and mutual covenants hereinafter set forth, the parties hereto agree as follows.

A.  	The Distribution Agreement is amended as follows:

   1. "Products" as defined in paragraph 1.1 of the Distribution Agreement shall be amended by inserting the "World Class Analyzer" ("WCA Products") manufactured and/or owned by A&D as listed in the revised schedule "A" dated June 30, 1995, attached hereto.

   2. 	"Prices" as defined in Paragraph 4 of the Distribution Agreement shall be defined as Zonic's net purchase price in yen for all products shown in revised Schedule "A" dated June 30, 1995, attached hereto.

   3. 	Paragraph 5 of the Distribution Agreement is amended by providing for payments by Zonic in yen according to payment terms mutually agreed upon at purchase order placement by Zonic.

B. Except as amended hereby, the Distribution Agreement remains in full force and effect.

C.	This Amendment is contingent upon the execution of the following agreements between the parties hereto:

                          WCA Manufacturing Agreement
                       			WCA Software Source Agreement

<page
                                  - 9 -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day first above written.

A&D Company, Ltd.                        Zonic Corporation

by:/s/ Hikaru Furukawa                   by:/s/ Gerald J. Zobrist
Hikaru Furukawa                          Gerald J. Zobrist
President                                President, Chief Executive Officer

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                               - 10 -



                                         Revised Schedule "A"
                                            June 30, 1995

A&D Net Price List for

        1.  All 35XX Products
            (To be listed by product number)

        2.  All WCA Products
            (To be listed by product number)

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                                 - 11 -

                                                       EXHIBIT 2.4

                     WCA SOFTWARE SOURCE AGREEMENT

This Agreement is made and entered into as of this 30th day of June, 1995 by and between A&D Company, Ltd., a Japanese Corporation, having its principal place of business at 3-23-14 Higashi-Ikebukuro, Toshima-ku, Tokyo 170, Japan ("A&D") and Zonic Corporation, an Ohio Corporation, having its principal place of business at 50 West TechneCenter Drive, Milford, Ohio 45150 U.S.A. ("Zonic").

WHEREAS, Zonic and A&D have entered into that certain WCA Rights Sale Agreement dated June 30, 1995 (the "Sale Agreement") whereby Zonic has sold to A&D Zonic Share (as defined in the Sale Agreement) in analyzer product jointly developed by A&D and Zonic known as the World Class Analyzer (the "WCA Product"); and,

WHEREAS, Zonic and A&D have executed an Amendment to Distribution Agreement dated June 30, 1995 (the "Amended Distribution Agreement") so as to add the WCA product for certain geographic territories in the Zonic Corporation/A&D Company, Ltd. Distribution Agreement dated October 7, 1988; and

WHEREAS, the parties hereto acknowledge that certain operational features of the software running on WCA systems need to be customized for the markets into which they are sold.

   NOW, THEREFORE, the parties agree as follows:

1. 	A&D hereby grants Zonic the right to modify source level software for the
WCA Product as may be necessary to effect sales in the geographic territories assigned to Zonic and to take all other actions to ensure the resultant software to conforms to generally accepted industry quality standards.

2. 	Upon Zonic's request A&D may decide to provide to Zonic reasonable amounts of technical information and advice, including copies of all necessary source software as may from time to time be generated by A&D and as may be required to accomplish the purpose of Paragraph 1 hereof.

3. 	Zonic agrees to destroy all WCA software information in its possession except for that information reasonably required to accomplish Paragraph 1 hereof. Zonic will retain in confidence all technical information disclosed by A&D in the course of its performance of obligations hereunder and not disclose or make the information available to any third party without the expressed written consent of A&D, except that this shall not apply to any information which is in the public domain.

4. Zonic will provide to A&D copies of all source software modified by Zonic including a list of those changes made to the software in written form at the same time the software is made available for sale to customers in Zonic's assigned territories.

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                               - 12 -


5 .	This Agreement shall be governed by, and construed in accordance with, the laws of Japan.

6. 	This Agreement constitutes the entire agreement between the parties hereof and is superior to any and all prior agreements in connection with source software for the WCA product.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day first above written.

A&D Company, Ltd.                      Zonic Corporation

by:/s/ Hikaru Furukawa                 by:/s/ Gerald J. Zobrist
Hikaru Furukawa                        Gerald J. Zobrist
President                              President, Chief Executive Officer

                             - 13 -
                                                        EXHIBIT 2.5


                      WCA MANUFACTURING AGREEMENT

This Agreement is made and entered into as of this 30th day of June, 1995 by and between A&D Company, Ltd., a Japanese Corporation, having its principal place of business at 3-23-14 Higashi-Ikebukuro, Toshima-ku, Tokyo 170, Japan ("A&D") and Zonic Corporation, an Ohio Corporation, having its principle place of business at 50 West TechneCenter Drive, Milford, Ohio 45150 U.S.A. ("Zonic").

WHEREAS, Zonic and A&D have entered into that certain WCA Rights Sale Agreement dated June 30, 1995 (the "Sale Agreement") whereby Zonic has sold to A&D Zonic Share (as defined in the Sale Agreement) analyzer product jointly developed by A&D and Zonic known as the World Class Analyzer (the "WCA Product"); and,

WHEREAS, Zonic and A&D have executed an Amendment to Distribution Agreement dated June 30, 1995 (the "Amended Distribution Agreement") so as to add the WCA product for certain geographic territories in the Zonic Corporation/A&D Company, Ltd. Distribution Agreement dated October 7, 1988; and

NOW, THEREFORE, the parties agree as follows:

1. 	A&D grants to Zonic the right to configure, assemble, test and support
WCA systems for sale to end users or agents in geographic territories as defined in the Amended Distribution Agreement using components purchased from A&D and other third party vendors in the case of those components not manufactured by A&D. Zonic is also to provide maintenance services on these products as necessary.

2. 	Upon Zonic's request, A&D may decide to provide to Zonic reasonable amounts of technical information and advise as may be required to accomplish the purpose of Paragraph 1 hereof.

3.	Zonic agrees to destroy all hardware information in its possession except for that information reasonably required to accomplish Paragraph 1 hereof.
Zonic will retain in confidence all technical information disclosed by A&D in the course of its performance of obligation hereunder and not disclose or make the information available to any third party without the expressed written consent of A&D, except that this shall not apply to any information which is in the public domain.

4. A&D grants Zonic an unlimited license to manufacture all printed circuit boards, assemblies and other items which are specific to the construction of WCA Portable systems for Zonic's sale in geographic territories assigned by A&D to Zonic. A&D will supply those necessary printed circuit boards and other assemblies which are possible to be supplied by A&D at their price.

5. 	Zonic acknowledges it has no right to manufacture WCA hardware except that A&D, at their sole discretion, may license Zonic to manufacture printed circuit boards and other assemblies for the WCA Product.

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                               - 14 -

6. This agreement constitutes the entire agreement between the parties and is superior to any and all prior agreements in connection with manufacturing of the WCA product.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day first above written.

A&D Company, Ltd.	                        Zonic Corporation

by:/s/ Hikaru Furukawa                    by:/s/ Gerald J. Zobrist
Hikaru Furukawa                           Gerald J. Zobrist
President                                 President,  Chief Executive Officer